                       U. S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                _____________________


                                       FORM 8-K


                                    CURRENT REPORT


        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   MARCH 31, 1997




                          MEDICAL RESOURCES MANAGEMENT, INC.
                (Exact name of registrant as specified in its charter)



               NEVADA                     1-13009             95-4607643
(State or other jurisdiction of  (Commission file number)   (I.R.S. Employer
incorporation or organization)                             Identification No.)


932 GRAND CENTRAL AVENUE GLENDALE, CALIFORNIA         91201
   (Address of principal executive offices)         (Zip Code)

                                    (818) 240-8250
                 (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

   On March 31, 1997, Medical Resources Management, Inc. (the "Company"), pursuant to a Plan and Agreement of Reorganization dated March 31, 1997 between the Company and Pulse Medical Products, Inc. ("Pulse"), acquired all of the issued and outstanding stock of Pulse, a closely held company, in exchange for 325,000 shares of the Company's common stock. Pulse remains a wholly owned subsidiary of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          Report of Independent Auditors

          Balance Sheet of Pulse Medical Products, Inc. as of December 31, 1996

          Statements of Income of Pulse Medical Products, Inc. for the years ended December 31, 1996 and 1995

          Statements of Changes in Shareholders' Equity of Pulse Medical Products, Inc. for the years ended December 31, 1996 and 1995

          Statements of Cash Flows of Pulse Medical Products, Inc. for the years ended December 31, 1996 and 1995

          Notes to financial statements

     (c)  EXHIBITS


     EXHIBIT
     NUMBER         EXHIBIT DESCRIPTION
                    None.


_____________________

                                      SIGNATURES

   In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MEDICAL RESOURCES MANAGEMENT, INC.



Date              July 2, 1998

By     /s/  Allen H. Bonnifield
      ----------------------------------------------------
       Allen H. Bonnifield, President and CEO

                                 Financial Statements

                             Pulse Medical Products, Inc.

                            YEARS ENDED DECEMBER 31, 1996
                         WITH REPORT OF INDEPENDENT AUDITORS

                             Pulse Medical Products, Inc.

                                Financial Statements

                            Years ended December 31, 1996


CONTENTS

Report of Independent Auditors . . . . . . . . . . . . . . . . .     1

Audited Financial Statements

Balance Sheet. . . . . . . . . . . . . . . . . . . . . . . . . .     2
Statements of Income . . . . . . . . . . . . . . . . . . . . . .     4
Statements of Changes in Shareholders' Equity. . . . . . . . . .     5
Statements of Cash Flows.. . . . . . . . . . . . . . . . . . . .     6
Notes to Financial Statements... . . . . . . . . . . . . . . . .     7


REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
Pulse Medical Products, Inc.

We have audited the accompanying balance sheet of Pulse Medical Products, Inc. as of December 31, 1996, and the related statements of income, shareholders' equity, and cash flows for each of the two years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pulse Medical Products, Inc. at December 31, 1996, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


Balukoff, Lindstrom & Co., P.A.

Boise, Idaho
June 17, 1997

                             Pulse Medical Products, Inc.

                                   Balance Sheet

                                 December 31, 1996



                           ASSETS
 Current assets:
    Cash and cash equivalents                                     $     4,193
    Accounts receivable, less allowance of $40,000 (NOTE  3)          486,955
    Inventories (NOTE 3)                                              171,340
                                                                  -----------
 Total current assets                                                 662,488


 Property and equipment (NOTES 2 AND 3):
    Rental equipment (NOTE 2)                                       1,951,824
    Transportation equipment                                           32,786
    Office furniture and equipment                                     97,149

    Demo equipment                                                     33,299
    Bio test equipment                                                 57,492
    Leasehold improvements                                              5,600
                                                                  -----------
                                                                    2,178,150
    Less accumulated depreciation                                     443,635
                                                                  -----------
 Net property and equipment                                         1,734,515

 Other assets:
    Customer list, net of amortization                                191,780
    Deposits                                                           14,185
                                                                  -----------
 Total other assets                                                   205,965
                                                                  -----------
 Total assets                                                     $ 2,602,968
                                                                  -----------
                                                                  -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Note payable                                                   $   70,000
   Accounts payable                                                  413,789
   Accrued expenses                                                  335,880
   Advances from factor                                               75,509
   Current portion of long-term debt (NOTE 3)                         33,553
   Current portion of obligations under capital leases (NOTE 2)      191,199
                                                                  ----------
Total current liabilities                                          1,119,930


Long-term debt, net of current portion (NOTE 3)                      141,371

Obligations under capital leases, net of current portion (NOTE 2)    941,883

Commitments (NOTE 4)

Shareholders' equity (NOTE 5):
   Common stock, $1.00 par value:
      Authorized shares - 1,000,000
      Issued and outstanding shares - 5,000                            5,000
   Additional paid-in capital                                        382,680
   Retained earnings                                                  12,104
                                                                  ----------
Total shareholders' equity                                           399,784
                                                                  ----------
Total liabilities and shareholders' equity                        $2,602,968
                                                                  ----------
                                                                  ----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            Pulse Medical Products, Inc.

                               Statements of Income



                                                   Year Ended December 31
                                                    1996             1995
                                                 ---------------------------
Revenue                                          $2,736,918       $3,373,667
Cost of revenue                                   1,943,557        2,551,146
                                                 ---------------------------
Gross profit                                        793,361          822,521

Selling expenses                                    430,902          324,573
General and administrative expenses                 408,912          229,397
                                                 ---------------------------
Operating income (loss)                             (46,453)         268,551

Interest expense                                    243,708          138,193
                                                 ---------------------------
Income (loss) before income taxes                  (290,160)         130,358
Provision for income taxes                              -                -
                                                 ---------------------------
Net income (loss)                                $ (290,160)      $  130,358
                                                 ---------------------------
                                                 ---------------------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            Pulse Medical Products, Inc.

                   Statements of Changes in Shareholders' Equity


                                      Common Stock               Additional       Retained
                                  Shares         Amount        Paid-in Capital    Earnings        Total
                                -------------------------------------------------------------------------
Balance at December 31, 1994       5,000         $5,000            $298,744       $ 171,906     $ 475,650
   Net income                                                                       130,358       130,358
   Capital contributions                                                             11,859        11,859
                                -------------------------------------------------------------------------
Balance at December 31, 1995       5,000          5,000             310,603         302,364       617,867
   Net loss                                                                        (290,160)     (290,160)
   Capital contributions                                                             72,077        72,077
                                -------------------------------------------------------------------------
Balance at December 31, 1996       5,000         $5,000            $382,680       $  12,104     $ 399,784
                                -------------------------------------------------------------------------
                                -------------------------------------------------------------------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             Pulse Medical Products, Inc.

                              Statements of Cash Flows


                                                           Year Ended December 31
                                                          1996                1995
                                                       -------------------------------
                             OPERATING ACTIVITIES
Net income (loss)                                      $(290,160)          $  130,358
Adjustments to reconcile net income to cash provided
  by operating activities:
     Depreciation                                        295,691              120,009
     Amortization                                         15,655               15,655
     Changes in operating assets and liabilities:
        Accounts receivable                               19,190             (307,007)
        Inventories                                      243,620             (302,940)
        Accounts payable                                 151,304               77,149
        Accrued expenses                                 267,815               60,849
                                                       -------------------------------
Net cash provided by (used for) operating activities     703,115             (205,927)

                             INVESTING ACTIVITIES
Purchases of property and equipment                      (87,310)             (83,481)
Increase in deposits                                      (4,779)              (8,664)
                                                       -------------------------------
Net cash used for investing activities                   (92,089)             (92,145)

                             FINANCING ACTIVITIES
Advances from factor                                      75,509                  -
Borrowings on notes payable                               70,000                  -
Borrowings on long-term debt                                 -                344,085
Principal payments on notes payable                      (28,600)             (91,198)
Principal payments on long-term debt                    (363,804)             (23,390)
Principal payments on capital lease obligations         (313,496)             (70,832)
                                                       -------------------------------
Net cash provided by (used for) financing activities    (560,391)             158,665
                                                       -------------------------------

Net increase (decrease) in cash                           50,635             (139,407)
Cash and cash equivalents at beginning of period         (46,442)              92,965
                                                       -------------------------------
Cash and cash equivalents at end of period             $   4,193           $  (46,442)
                                                       -------------------------------
                                                       -------------------------------

Supplemental information:
Cash paid during the period for:
   Interest                                            $ 203,318           $  121,058
                                                       -------------------------------
                                                       -------------------------------
   Taxes                                               $     -             $      -
                                                       -------------------------------
                                                       -------------------------------
Property contributions by shareholder                  $  72,077           $   11,859
                                                       -------------------------------
                                                       -------------------------------
Capital lease obligations entered into for equipment   $ 259,812           $1,071,448
                                                       -------------------------------
                                                       -------------------------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            Pulse Medical Products, Inc.

                           Notes to Financial Statements

                                 December 31, 1996

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                               DESCRIPTION OF BUSINESS

Pulse Medical Products, Inc. (Pulse or the Company) engages in the business of selling and renting medical equipment, providing associated technical support, and also selling related supplies. Pulse operates in Idaho, Utah, Colorado, Minnesota, Wyoming and Montana.

                                      INVENTORY

Inventory, consisting primarily of equipment and supplies held for resale, is stated at the lower of cost (first-in, first-out) or market basis.

                                PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets, which vary from five to ten years. Leasehold improvements are being amortized using the straight-line method over the shorter of the lease term or ten years.

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged as incurred.

                                     INCOME TAXES

The Company has elected to be taxed as an S Corporation; therefore, any income or loss is not taxed to the Company and is reported by the Company's shareholders.

                                   CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

                                  INTANGIBLE ASSETS

Customer lists are amortized over a period of 12 years using the straight-line method.

                                   USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could vary from those estimates.

                            Pulse Medical Products, Inc.

                                 December 31, 1996

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                             CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and trade receivables. The Company places its temporary cash investments with banks. Concentrations of credit risk with respect to trade receivables are limited due to the Company's large number of customers primarily with small balances. Management reviews these balances on a monthly basis and maintains reserves for potential credit losses, which losses have historically been within management's expectations.

2.   OBLIGATIONS UNDER CAPITAL LEASES

The Company leases certain equipment under capital lease obligations. Cost and accumulated depreciation of equipment under capital leases included in equipment as of December 31, 1996 are as follows:

     Rental equipment                                  $    1,529,432
     Less accumulated depreciation                            261,495
                                                       --------------
     Net book value                                    $    1,267,937
                                                       --------------
                                                       --------------


As indicated in Note 5, subsequent to December 31, 1996 the Company refinanced substantially all of its lease obligations. The following is a schedule by year of future minimum lease payments required under the refinanced leases, together with their present value as of December 31, 1996, as if the refinancing had occurred prior to that date:


  1997                                                                $     330,799
  1998                                                                      374,613
  1999                                                                      360,394
  2000                                                                      245,727
  2001                                                                       26,251
                                                                      -------------
  Total minimum lease payments                                            1,337,784
  Less amount representing interest                                         204,702
                                                                      -------------
  Present value of minimum lease payments due under capital lease         1,133,082
  Less current portion                                                      191,199
                                                                      -------------
  Obligations under capital leases, net of current portion            $     941,883
                                                                      -------------
                                                                      -------------


                            Pulse Medical Products, Inc.

                                 December 31, 1996

3.   LONG-TERM DEBT

Long-term debt consists of the following at December 31, 1996:


  Note payable to a bank, due in 84 monthly installments of
    $3,427, including interest at a rate of 11.00% per annum,
    collateralized by substantially all assets of the Company, and
    maturing on February 14, 2001                                      $   160,423
  Two notes payable to a bank, due in monthly installments
    totaling $860, including interest varying between 9.30% and
    11.25% per annum, collateralized by transportation equipment,
    maturing on November 14, 1997 and March 1, 2000                         14,501
                                                                       -----------
  Total long-term debt                                                     174,924
  Less current portion                                                      33,553
                                                                       -----------
  Long-term debt, net of current portion                               $   141,371
                                                                       -----------
                                                                       -----------


Long-term debt matures as follows during the years ending December 31:


  1997                                                                 $    33,553
  1998                                                                      29,936
  1999                                                                      33,374
  2000                                                                      34,949
  2001                                                                      43,112
                                                                       -----------
                                                                       $   174,924
                                                                       -----------
                                                                       -----------


4.   COMMITMENTS

The Company leases its headquarters facility in Idaho under an operating lease expiring in 1998. The lease on the Company's facility in Utah expires in 1999 and contains certain options to renew for a period of 6 additional years. Other facilities are on a month to month basis. Future minimum lease payments are as follows during the years ending December 31:


 1997                                                                  $    47,160
 1998                                                                       47,160
 1999                                                                       26,650
 2000                                                                       12,000
 2001                                                                       12,000
                                                                       -----------
                                                                       $   144,970
                                                                       -----------
                                                                       -----------


Rent expense was $58,369 and $36,100 for the years ended December 31, 1996 and 1995, respectively.

                            Pulse Medical Products, Inc.

                                 December 31, 1996



5.   SUBSEQUENT EVENTS

In January 1997, the Company entered into a letter of intent with respect to the acquisition of Pulse by another company involved in the renting of medical equipment. The acquisition was completed on March 31, 1997 with the issuance of 325,000 shares of the acquirer's common stock in exchange for all 5,000 shares of the Pulse's common stock then outstanding. As a result, Pulse became a wholly owned subsidiary of the acquiring company.

Additional shares of stock may be issued by the acquiring company to the Company's shareholders in this transaction, depending upon the audited net book value of the Company as of December 31, 1996.

Subsequent to this acquisition, substantially all of the Company's leases were restructured under more favorable terms and conditions than those which existed previously, including lower interest rates and longer lease terms.